FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):March 26, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-12
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-12, on March 26, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated December 28, 1998, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Seller, Cedant Mortgage Corporation as Master Servicer, and Norwest Bank Minnesota, National Association, as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.27)   March 26, 2001 - Information on Distribution to
                         Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:     April 15, 2001                By:   /S/Samuel Molinaro
                                                  Samuel Molinaro
                                                  Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description








     (28.27)            March 26, 2001 - Information on
                                            Distribution to Certificateholders